                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 26, 2000



                     PACIFIC AEROSPACE & ELECTRONICS, INC.

            (Exact name of registrant as specified in its charter)


           Washington                 0-26088                    91-1744587
         (State or other            (Commission                (IRS Employer
         jurisdiction of            File Number)             Identification No.)
        incorporation or
          organization)


            430 Olds Station Road, Third Floor, Wenatchee, WA          98801
              (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number,
including area code:                                            (509) 667-9600

Item 5.  Other Events
---------------------

The Company extended the expiration date of its publicly-traded warrants (the "Warrants") from July 15, 2001 to July 15, 2003, by means of Amendment No. 1, dated as of May 26, 2000, to the Warrant Agreement between the Company (as successor to PCT Holdings, Inc.) and Interwest Transfer Co., Inc., the warrant agent. All other terms of the Warrants remained unchanged. The Warrants trade on the NASDAQ National Market System under the symbol "PCTHW."

Item 7.  Financial Statements and Exhibits
------------------------------------------

(a)      Financial Statements
         --------------------
None required.

(b)      Pro Forma Financial Information
         -------------------------------

Not applicable.

(c)      Exhibits
         --------

The following are filed as exhibits to this current report:

99.1 Amendment No. 1, dated as of May 26, 2000, to the Warrant Agreement, dated as of July 1, 1996, between Pacific Aerospace & Electronics, Inc., as successor to PCT Holdings, Inc., and Interwest Transfer Co., Inc.

99.2     Press Release, dated May 30, 2000.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PACIFIC AEROSPACE & ELECTRONICS, INC.


                            By: /s/ Donald A. Wright
                                -----------------------------------------------
                                Donald A. Wright
                                President, Chief Executive Officer, and
                                Chairman of the Board
                                (Principal Executive Officer)

Dated: May 31, 2000

                                 EXHIBIT INDEX

Exhibit
Number       Description

99.1 Amendment No. 1, dated as of May 26, 2000, to the Warrant Agreement, dated as of July 1, 1996, between Pacific Aerospace & Electronics, Inc., as successor to PCT Holdings, Inc., and Interwest Transfer Co., Inc.

99.2         Press Release, dated May 30, 2000.